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                            FULCRUM SEPARATE ACCOUNT


             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY


                                      SUPPLEMENT TO PROSPECTUS DATED MAY 1, 2000


Allmerica Financial Life Insurance and Annuity Company and First Allmerica Financial Life Insurance Company (the "Companies") have announced that effective May 1, 2001, all future sales of Fulcrum Fund Variable Annuity Contracts will be discontinued.

In addition, the Companies and several other applicants plan to file in May 2001 an application with the Securities and Exchange Commission ("SEC") seeking an order approving the substitution of shares of the Select Capital Appreciation Fund of Allmerica Investment Trust ("AIT") for shares of the Global Interactive/Telecomm Portfolio of The Fulcrum Trust ("Fulcrum Trust"), shares of the Select International Equity Fund of AIT for shares of the International Growth Portfolio of the Fulcrum Trust, shares of the Select Growth and Income Fund of AIT for shares of the Growth Portfolio of the Fulcrum Trust and shares of the Gabelli Capital Asset Fund of Gabelli
Capital Series Funds, Inc. for shares of the Value Portfolio of the Fulcrum Trust. To the extent required by law, approvals of such substitution will also be obtained from the state insurance regulators in certain jurisdictions. The Companies will bear any expenses in connection with the proposed substitution. Although subject to change and obtaining necessary regulatory approvals, the Companies are currently planning to effect the substitution during the fourth quarter of 2001.

Set forth below is information about the Select Capital Appreciation Fund, Select International Equity Fund and Select Growth and Income Fund (collectively, the "AIT Funds") and the Gabelli Capital Asset Fund. For more detailed information, see the applicable AIT and Gabelli Capital Asset Fund Prospectuses which will be sent to you by separate distribution.

     The Select Capital Appreciation Fund seeks long-term growth of capital. Realization of income is not a significant investment consideration and any income realized on the Fund's investments will be incidental to its primary objective. T. Rowe Price Associates, Inc. is the Sub-Adviser of the Fund.

     The Select International Equity Fund seeks maximum long-term total return (capital appreciation and income) primarily by investing in common stocks of established non-U.S. companies. Bank of Ireland Asset Management (U.S.) Limited is the Sub-Adviser of the Fund.

     The Select Growth and Income Fund seeks a combination of long-term growth of capital and current income. The Fund will invest primarily in dividend-paying common stocks and securities convertible into common stocks. J.P. Morgan Investment Management, Inc. is the Sub-Adviser of the Fund.

     The Gabelli Capital Asset Fund's primary objective is growth of capital, and current income is a secondary objective. The Fund's adviser is Gabelli Funds, LLC.



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Under the proposed substitution, until the date the Global Interactive/
Telecomm Portfolio, International Growth Portfolio, Growth Portfolio and Value Portfolio (collectively, the "Fulcrum Portfolios") are replaced by the respective AIT Funds or the Gabelli Capital Asset Fund, a contract owner with value in a Sub-Account investing in any of the Fulcrum Portfolios may make one transfer of all amounts in that Sub-Account to and among any of the other Sub-Accounts and the Fixed Account. This transfer will be free of any transfer charge and will not count as one of the 12 transfers guaranteed to be free of the transfer charge in each contract year. In addition, on the date the proposed substitution is completed, a contract owner that has amounts invested in any of the AIT Funds or the Gabelli Capital Asset Fund as a result of the substitution will have a period of 60 days to make one transfer of all amounts allocated to the Sub-Account investing in such AIT Fund or Gabelli Capital Asset Fund to any one or more of the investment options available under the contract. This transfer will be free of the transfer charge and will not count as one of the 12 "free" transfers. All contract owners with value in the affected Sub-Account on the date the substitution is made will receive written notice that the substitution has been completed.

The terms and conditions of the proposed substitution are subject to change. In particular, the terms and conditions of any SEC order, if and when granted, may require changes in the proposed substitution.


SUPPLEMENT DATED APRIL 20, 2001